Exhibit 10.8

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS
WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON
EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR
HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS
WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF
COUNSEL REASONABLY SATISFACTORY TO CONTINENTAL FUELS, INC. THAT SUCH REGISTRATION
IS NOT REQUIRED.

Right to Purchase up 5,500,000 Shares of Common Stock of
Continental Fuels, Inc.
(subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. 1	Issue Date: December 11, 2007

       Continental Fuels, Inc., a corporation organized under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received Sheridan Asset Management, LLC, or assigns (the “Holder” or “Holders”), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue
Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business December 11, 2013 (the “Expiration Date”), up to FIVE MILLION FIVE HUNDRED THOUSAND
(5,500,000) fully paid and nonassessable shares of Common Stock (as hereinafter defined), $0.001 par value per share, at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common
Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

       As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term “Company” shall include the Company and any corporation which shall succeed, or assume the obligations of the Company hereunder.

         (b) The term “Common Stock” includes (i) the Company’s Common Stock, par value $0.001 per share; and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (c) The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common
Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common
Stock or Other Securities pursuant to Section 4 or otherwise.

         (d) The “Exercise Price” applicable under this Warrant shall be the lowest of (i) a price equal to 15% less than the average of the closing bid and ask prices reported on the NASD OTC Bulletin Board for the date of this Warrant, (b) a price equal to 15% less than the overall mean of the average of the closing bid and ask prices reported for each of the thirty trading days immediately preceding the date of this Warrant or (c) $.25 for each Warrant
Share.

         (e) The “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         (f) The term “Warrant Shares” shall mean the shares of Common Stock deliverable upon exercise of the Warrant, as adjusted from time to time.

       1. Exercise of Warrant.

         1.1 Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the “Exercise
Notice”), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

         1.2 Fair Market Value. For purposes hereof, the “Fair Market Value” of a share of Common
Stock as of a particular date (the “Determination Date”) shall mean:

         (a) If the Company’s Common Stock is traded on the American Stock Exchange or another national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc.(“Nasdaq”), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination
Date.

         (b) If the Company’s Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded or quoted on the NASD OTC Bulletin Board or the Pink
Sheets, then the overall mean of the average of the closing bid and asked prices reported for each of the last twenty (20)
trading days prior to the Determination Date.

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         (c) Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons mutually agreed upon by the Company and the Holders that are qualified by education and training to pass on the matter to be decided. If the Company and Holders cannot mutually agree on such a panel, then the Company shall provide the Holder by written notice the name of the individual it nominates as the arbitrator, and the Holders shall within ten (10) calendar days after the date of Company’s written notice provide the Company by written notice the name of the individual the Holders nominate as the arbitrator. If the Holders fails to nominate an individual as the arbitrator, then the Company’s nomination shall be binding on both the Company and the Holders. If the Holders do nominate an individual as the arbitrator, then the individuals nominated by each of the Company and Holders shall choose the single arbitrator.

         (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding on the Determination Date.

         1.3 Company Acknowledgment. The Company will, at the time of the exercise of the
Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such
Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

         1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holders of the Warrant pursuant to Section 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

       2. Procedure for Exercise.

         2.1 Delivery of Stock Certificates, Etc., on Exercise.

         (a) The Company agrees that the shares of Common Stock purchased upon exercise of this
Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes that the Company is required to pay by law) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws and the provision of an opinion of legal counsel in form and substance suitable to the Company in its reasonable judgment, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common
Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

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         (b) The Holder understands and agrees that so long as the registration of the Warrant Shares is not effective, the certificates or other evidence of the Warrant Shares may bear the following legend, as well as any legend desired by the Company and/or required by the laws of any state:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE
ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER
SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION
IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF
1933, AS AMENDED.

         2.2 Exercise. Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by delivery of the Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of the Warrant in accordance with Section
(b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other
Securities) determined as provided herein. Notwithstanding any provisions herein to the contrary, if the Fair Market
Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below)
of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the
Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X=Y	(A-B)
A
Where X =	the number of shares of Common Stock to be issued to the Holder
Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)
A =	the Fair Market Value of one share of the Company’s Common Stock (at the date of such calculation)
B =	Exercise Price (as adjusted to the date of such calculation)

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       3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

         3.1 Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time, the
Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities)
issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property
(including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 5.

         3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its
Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1, or, if the
Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of the Warrant (the “Trustee”).

         3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 7. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company’s securities and property (including cash, where applicable) receivable by the Holders of the Warrant will be delivered to Holder or the Trustee as contemplated by
Section 3.2.

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         3.4 Purchase Price Reset Provision. In the event that prior to the expiration of this Warrant the Company issues and sells (i) shares of its Common Stock, (ii) securities convertible into shares of its Common
Stock at a conversion price per share, (iii) options or warrants to purchase shares of its Common Stock or securities convertible into shares of its Common Stock at a conversion or exercise price per share, or (iv) issuance of shares to employees or independent contractors as compensation for services rendered (the “Issue Price”), as the case may be, less than the Exercise Price then in effect, the Exercise Price shall be reset to the Issue Price and the number of shares purchasable pursuant to this Warrant shall be increased pro rata to the percentage reduction in the Exercise Price, provided, however, that (i) the reset provision shall not apply to (A) any shares issued upon the exercise or conversion of any currently outstanding options, warrants, or convertible securities, (B) Common Stock issued as a stock dividend payable in shares of Common Stock, (C) Common Stock issued upon a subdivision of the outstanding shares of
Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise) or (D)
any Common Stock options or warrants or stock issuable pursuant to an existing employee stock option plan or other existing compensation or other contract or arrangement or any underlying Common Stock issued on the exercise thereof, but not pursuant to any amendment relating thereto to the extent such amendment increase the number of shares issuable under such plan or arrangement, and (ii) upon the expiration of any such options or rights or the termination of any such rights to convert or exchange such convertible or exchangeable securities, the Exercise Price and the number of shares purchaseable pursuant to this Warrant shall be automatically readjusted to the Exercise Price and number of shares that would have been obtained had such options, rights or convertible or exchangeable securities not been issued. The Issue Price shall be calculated taking into account the amount paid for the issuance of such
Common Stock, option or warrant or convertible security and the amount, if any, payable upon the exercise or conversion thereof.

       4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b)
subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in
Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of
Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

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       5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of
Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities)
issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities)
outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 12 hereof).

       6. Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other
Securities) from time to time issuable on the exercise of the Warrant.

       7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this
Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”) in whole or in part. On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with evidence reasonably satisfactory to the
Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor’s counsel (at the Transferor’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, and with payment by the Transferor of any applicable transfer taxes will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

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       8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this
Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the
Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

       9. Registration Rights; Restricted Securities. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Registration Rights Agreement entered into by the Company and Purchaser dated as of even date of this Warrant. Notwithstanding the above, Holder understands and agrees that until such registration becomes effective, the Warrant Shares are “restricted securities” as defined in the Securities Act, and that under federal and state securities laws the Warrant Shares may be resold without registration under the Securities Act in only certain limited circumstances.

       10. Put/Call Option.

         (a) No earlier than the first anniversary of the issue date of this Warrant, and no later than the
Expiration Date, the Company may deliver written notice (the “Call Option Notice”) to the Holder or Holders, of its
election to purchase the Warrants from the Holders for a cash purchase price equal to $1.25 per Warrant Share (the
“Optional Call Amount”). In the event the Company exercises the option to purchase the Warrants pursuant to this
Section 10(a), the closing of such purchase shall take place on the date specified in such Call Option Notice (the
“Optional Call Date”) which date shall be not less than five (5) business days from the date of such Call Option Notice.
The Company’s determination to exercise its call rights shall be applied ratably among the Holders of the Warrant.

         (b) No earlier than the first anniversary of the issue date of this Warrant, and no later than the
Expiration Date, any of the Holders may deliver written notice (a “Put Option Notice”) to the Company (i) of its election to require the Company to Purchase Warrants to the Company for a cash purchase price equal to $0.50 per
Warrant Share (the “Optional Put Amount”). In the event that any of the Holders exercises its option to require the
Company to purchase its Warrants pursuant to this Section 10(b), the closing of such purchase shall take place on the date specified in such Put Option Notice (the “Optional Put Date”), which date shall be not less than thirty (30) days from the date of such Call Option Notice.

         (c) The payment of the cash purchase price pursuant to an Optional Call Amount or Optional
Put Amount shall be made on the applicable Optional Call Date or Optional Put Date. If any portion of the Optional
Put Amount shall not be paid by the Company on the Optional Put Date, interest shall accrue thereon until such amount is paid in full at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law.

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       11. Rights of the Holder. No provision of this Warrant shall be construed as conferring upon the
Holders the right to vote, consent, receive dividends or receive notice other than as expressly provided herein. No provision hereof, in the absence of affirmative action by the Holders to exercise this Warrant, and no enumeration herein of the rights or privileges of any such Holder, shall give rise to any liability of the Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

       12. Warrant Agent. The Company may, by written notice to each Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to
Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

       13. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

       14. Notices, Etc. All notices and other communications from the Company to the Holder of this
Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

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       15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of
State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGE FOLLOWS.]

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

WITNESS:	CONTINENTAL FUELS, INC.

By:
Name:
Title:

	HOLDER:	SHERIDAN ASSET MANAGEMENT, LLC

By:
Name:
Title:

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EXHIBIT A

FORM OF SUBSCRIPTION
(To Be Signed Only On Exercise Of Warrant)

TO:	CONTINENTAL FUELS, INC.
9901 Interstate Highway 10 West, Suite 800
San Antonio, TX 78230
Attention: Chief Executive Officer

       The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

________	__________ shares of the Common Stock covered by such Warrant; or

________	the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

       The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

________	$__________ in lawful money of the United States; and/or

________

the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

________

the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2.2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

       The undersigned requests that the certificates for such shares be issued in the name of, and delivered to
____________________________________________ whose address is
___________________________________________________________.

       Capitalized terms used but not defined in this Subscription shall have the meaning provided in the Warrant.

       The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities
Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)
Address:

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT
(To Be Signed Only On Transfer Of Warrant)

       For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of
Common Stock of Continental Fuels, Inc. into which the within Warrant relates specified under the headings
“Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Continental Fuels, Inc. with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated
(Signature must conform to name of holder as specified on the face of the Warrant)
Address:

SIGNED IN THE PRESENCE OF:

(Name)

ACCEPTED AND AGREED:
[TRANSFEREE]

_____________________________
       (Name)